UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
____________________
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2023
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AADI BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (424) 744-8055
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Aadi Bioscience, Inc. (the “Company”) furnished a Form 8-K on November 8, 2023 (the “Initial Form 8-K”), to report that the Company issued a press release announcing its financial results for the quarter ended September 30, 2023. The Company inadvertently omitted Exhibit 99.1 (Press Release, dated November 8, 2023) in the Initial Form 8-K, and is furnishing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K solely to furnish a copy of Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.
On November 8, 2023, the Company issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the information furnished in this Item 2.02 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 8, 2023	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer